        AMERICAN STRATEGIC
        INCOME PORTFOLIO INC. II


                                   BSP





        ANNUAL REPORT
        MAY 31,
             2002


                                 [LOGO] US BANCORP
                                        Asset Management

[LOGO] US BANCORP
       Asset Management


AMERICAN STRATEGIC INCOME PORTFOLIO INC. II


PRIMARY INVESTMENTS
American Strategic Income Portfolio Inc. II (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the period ended May 31, 2002

[CHART]

                                AMERICAN STRATEGIC INCOME       LEHMAN BROTHERS MUTUAL FUND
                                    PORTFOLIO INC. II            GOVERNMENT/MORTGAGE INDEX
One Year                                 10.74%                            8.09%
Five Year                                 9.53%                            7.68%
Since Inception 7/30/1992                 8.34%                            7.15%

The average annualized total returns for the Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2002, were 16.94%, 12.39%, and 8.24%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through May 31, 2002.


            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

[SIDENOTE]
        TABLE OF CONTENTS


   1    Fund Overview

   6    Financial Statements
        and Notes

  16    Investments in
        Securities

  20    Independent Auditors'
        Report

  21    Federal Income
        Tax Information

  22    Shareholder Update

FUND OVERVIEW


July 15, 2002


FOR THE YEAR ENDED MAY 31, 2002, THE FUND HAD A TOTAL RETURN OF 10.74% BASED ON ITS NET ASSET VALUE. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 8.09% during this timeframe. We believe the outperformance was mainly driven by falling interest rates in the first half of the period and the higher income levels paid by our mortgage investments throughout the year. Over the same period, the Fund returned 16.94% based on its market price. The Fund's market price of $13.17 was trading at a slight discount to its net asset value of $13.29 as of May 31. As always, past performance is no guarantee of future results, and the Fund's net asset value and market price will fluctuate.*

THE ANNUAL REPORTING PERIOD BEGAN WITH THE U.S. ECONOMY IN THE MIDST OF A MILD RECESSION AND ENDED WITH IT BEGINNING TO SHOW SIGNS OF A SLOW RECOVERY. At the beginning of the year the Federal Reserve Board was in the midst of a 12-month campaign of easing monetary policy by lowering short-term interest rates a total of 11 times, which ended in December 2001. Since the December cut, the Fed has left rates alone and watched for signs that the U.S. economy is back on track. The fixed-income markets are now focused on monitoring the rate of economic growth and the timing of monetary policy tightening by the Fed.

THE PERIOD WAS CHARACTERIZED BY STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS' APPETITE FOR STABLE, INCOME-ORIENTED INVESTMENTS CONTINUED TO GROW. The terrorist attacks, global tensions, and corporate accounting scandals on the home front drove stock prices down and created an


*All returns assume reinvestment of distributions and do not reflect sales charges or commissions, except that the Fund's total return based on market price reflects commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2002

Other Assets                                           1%
Short-term Securities                                  1%
Single-family Loans                                    3%
U.S. Agency Mortgage-backed Securities                11%
Private Fixed-rate Mortgage-backed Securities         11%
Commercial Loans                                      28%
Multifamily Loans                                     45%


ELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2002, based on principal amounts outstanding.

Current            96.8%
30 Days             0.8%
60 Days             0.0%
90 Days             0.0%
120+ Days           2.4%

**As of May 31, 2002, there were no multifamily or commercial loans delinquent.


[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of the Fund. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of the Fund. He has 16 years of financial experience.

increased interest in the bond market. Within the fixed-income segment, whole loans and mortgage-backed securities faltered slightly at the end of 2001 due to prepayment uncertainty in the mortgage markets and the outlook for potentially higher interest rates. However, as interest rates stabilized in early 2002 and investors continued to seek refuge from more risky sectors of the market, whole loans and mortgage-backed securities performed well.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE PAST NINE TO 12 MONTHS. Typically real estate markets are a lagging indicator of the economy. In other words, they take longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments or commercial space until well into 2003. We are mildly optimistic because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The geographic diversification of the Fund should prove helpful in this weaker environment.

IN JULY 2001, THE FUND INCREASED ITS DIVIDEND FROM 8.75 CENTS TO 9.5 CENTS PER SHARE. Despite the increase in the dividend, the Fund's dividend reserve only decreased by approximately 1 cent per share and still remains relatively large at more than 11 cents per share as of the period end. During the year the Fund paid out $1.1325 per share in dividends resulting in an annualized


[SIDENOTE]
GEOGRAPHICAL DISTRIBUTION
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

[MAP]

Alabama
Alaska
Arizona             17%
Arkansas
California          10%
Colorado            4%
Connecticut         less than 0.50%
Delaware            less than 0.50%
Florida             9%
Georgia
Hawaii
Idaho
Illinois            less than 0.50%
Indiana             2%
Iowa
Kansas              less than 0.50%
Kentucky
Louisiana           less than 0.50%
Maine
Maryland            less than 0.50%
Massachusetts
Michigan
Minnesota           11%
Mississippi
Missouri            1%
Montana             1%
Nebraska
New Hampshire       less than 0.50%
New Jersey          less than 0.50%
New Mexico          2%
New York            less than 0.50%
Nevada              2%
North Carolina      less than 0.50%
North Dakota        2%
Ohio                less than 0.50%
Oklahoma            5%
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee           3%
Texas               25%
Utah
Vermont             less than 0.50%
Virginia
Washington          5%
West Virginia
Wisconsin
Wyoming

distribution rate of 8.60% based on the May 31 market price. Keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND'S INCOME CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. The low level of short-term interest rates allowed the Fund to continue to borrow at decreased costs. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. Although the use of leverage has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the Fund.+

WE BELIEVE THE OUTLOOK FOR REAL ESTATE MARKETS WILL CONTINUE TO BE SOMEWHAT CHALLENGING. We most likely will continue to see an increased level of loan defaults and prepayments in this environment. However, we continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. Once the U.S. economy shows more signs of improvement, demand should increase for space and occupancy levels should rise. This eventually should lead to increased rental rates and an improved environment for real estate investments.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP), AMERICAN STRATEGIC INCOME PORTFOLIO INC. III (CSP), AND AMERICAN SELECT PORTFOLIO INC. (SLA)--HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST (REIT). This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND REAL ESTATE MARKETS. As always, we will continue to closely monitor the real estate markets and the credit profiles of the Fund's whole loan investments in order to achieve the Fund's goal of paying attractive monthly income while minimizing losses. We will provide updates on the



+ REINVESTMENT RISK IS THE RISK THAT WHEN THE INVESTMENTS COME DUE, WE WILL HAVE TO REDEPLOY THE PROCEEDS INTO LOWER-YIELDING WHOLE LOANS OR SECURITIES. (ALTERNATIVELY, WE COULD DECREASE THE AMOUNT OF LEVERAGE.) INTEREST-RATE RISK IS THE RISK THAT THE VALUE OF THESE INVESTMENTS WILL GO DOWN WHEN RATES RISE AGAIN, RESULTING IN A LOWER NET ASSET VALUE FOR THE FUND.

status of the REIT proposal as we learn more information. In the meantime, if you have any questions about the proposal generally or about the Fund specifically, please call us at 800-677-FUND.



Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are intially valued at cost and their values are subsequently monitored adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2002
.................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $292,956,546
Cash in bank on demand deposit  ............................         174,961
Accrued interest receivable  ...............................       1,495,883
Other assets  ..............................................         457,946
                                                                ------------
  Total assets  ............................................     295,085,335
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      82,700,050
Accrued investment management fee  .........................         117,834
Accrued administrative fee  ................................          44,773
Accrued interest  ..........................................         199,049
Other accrued expenses  ....................................           7,768
                                                                ------------
  Total liabilities  .......................................      83,069,474
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $212,015,862
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $231,068,147
Undistributed net investment income  .......................       1,861,033
Accumulated net realized loss on investments  ..............     (28,490,570)
Unrealized appreciation of investments  ....................       7,577,252
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $212,015,862
                                                                ============

  *Investments in securities at identified cost  ...........    $285,379,294
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding  ....................................    $212,015,862
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      15,957,289
Net asset value per share  .................................    $      13.29
Market price per share  ....................................    $      13.17

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         6  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $2,408,558)  ..........    $20,413,009
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................      1,331,692
Administrative fee  ........................................        525,534
Custodian fees  ............................................         42,043
Transfer agent fees  .......................................         44,066
Registration fees  .........................................         64,388
Reports to shareholders  ...................................         38,181
Mortgage servicing fees  ...................................        196,392
Directors' fees  ...........................................         19,308
Audit and legal fees  ......................................        116,049
Other expenses  ............................................         45,627
                                                                -----------
  Total expenses  ..........................................      2,423,280
                                                                -----------

  Net investment income  ...................................     17,989,729
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............      3,663,235
Net realized loss on real estate owned  ....................        (72,436)
                                                                -----------

  Net realized gain on investments  ........................      3,590,799
Net change in unrealized appreciation or depreciation of
  investments  .............................................         67,577
                                                                -----------

  Net gain on investments  .................................      3,658,376
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $21,648,105
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         7  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................   $  20,413,009
Net expenses  ..............................................      (2,423,280)
                                                               -------------
  Net investment income  ...................................      17,989,729
                                                               -------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable  ...................         416,245
  Net amortization of bond discount and premium  ...........           1,044
  Change in accrued fees and expenses  .....................         (52,431)
  Change in other assets  ..................................        (389,729)
                                                               -------------
    Total adjustments  .....................................         (24,871)
                                                               -------------

    Net cash provided by operating activities  .............      17,964,858
                                                               -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................     121,662,572
Purchases of investments  ..................................    (143,099,688)
Net sales of short-term securities  ........................          24,512
                                                               -------------

    Net cash used by investing activities  .................     (21,412,604)
                                                               -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........      12,951,000
Distributions paid to shareholders  ........................     (18,071,635)
                                                               -------------

    Net cash used by financing activities  .................      (5,120,635)
                                                               -------------
Net decrease in cash  ......................................      (8,568,381)
Cash at beginning of year  .................................       8,743,342
                                                               -------------

    Cash at end of year  ...................................   $     174,961
                                                               =============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................   $   2,377,128
                                                               =============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         8  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  5/31/02           5/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 17,989,729      $ 16,855,829
Net realized gain on investments  ..........................       3,590,799           109,938
Net change in unrealized appreciation or depreciation of
  investments  .............................................          67,577        13,119,036
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      21,648,105        30,084,803
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income  ................................     (18,071,635)      (16,404,097)
                                                                ------------      ------------

  Total increase in net assets  ............................       3,576,470        13,680,706

Net assets at beginning of year  ...........................     208,439,392       194,758,686
                                                                ------------      ------------

Net assets at end of year  .................................    $212,015,862      $208,439,392
                                                                ============      ============

Undistributed net investment income  .......................    $  1,861,033      $  1,942,939
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         9  2002 Annual Report - American Strategic Income Portfolio II

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                      American Strategic Income Portfolio Inc. II (the "Fund"), is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sales price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the "Advisor"), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real

--------------------------------------------------------------------------------

        10  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2002, loans representing 2.3% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 6.6% of total single family principal outstanding at May 31, 2002. The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the Fund may suffer a loss. The Fund recognized net realized losses of $72,436 or $0.005 per share on real estate sold during the year ended
                      May 31, 2002.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. On May 31, 2002, the Fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund,
--------------------------------------------------------------------------------

        11  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended May 31, 2002, the average borrowings outstanding were $59,138,967 and the average rate was 4.06%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2002, the Fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      There were no material differences between the book and tax basis of dividends paid during the years ended
                      May 31, 2002 and 2001. All distributions made during these periods were ordinary income distributions.

                      As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...........  $   1,861,033
Accumulated realized loss on
investments.............................   (25,028,751)
Unrealized appreciation of
investments.............................      4,115,433
                                          -------------
                                          $ (19,052,285)
                                          =============

                      The difference between book-basis and tax-basis unrealized appreciation and accumulated realized losses is attributable to a one time tax election where by the Fund marked appreciated securities to market creating capital gains that were used to reduce tax capital loss carryovers and increase tax cost basis.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

--------------------------------------------------------------------------------

        12  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Fund's Advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed, in the aggregate, 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2002, the effective investment management fee incurred by the Fund was 0.63%. For its fee, the Advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund).

                      MORTGAGE SERVICING FEES
                      The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes, and the proper allocation of payments between principal and interest.

--------------------------------------------------------------------------------

        13  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the year ended May 31, 2002, the Fund paid $41,300 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 2002, aggregated $143,098,644 and $121,662,572, respectively.
                      Included in proceeds from sales are $10,705 from sales of real estate owned and $667,016 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
.............................
                      For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
 $22,839,739       2004
     922,669       2005
   1,266,343       2006
 -----------
 $25,028,751
 ===========

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                      RETIREMENT OF FUND SHARES
                      The Fund's board of directors has approved continuation of the plan to repurchase shares of the Fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value ("NAV"). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the Fund cannot exceed 897,341 (5% of the outstanding shares as of September 9, 1998). No shares were repurchased during the year ended May 31, 2002.

(7) PROPOSED
    REORGANIZATION
.............................
                      On April 1, 2002, a combined proxy statement/registration statement was filed with the Securities and Exchange Commission in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. (ASP), American Strategic Income Portfolio Inc. III (CSP), and American Select Portfolio Inc. (SLA), reorganize into First American Strategic Real Estate Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

--------------------------------------------------------------------------------

        14  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
.............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II

                                           Year     Year     Year         Year        Year
                                           Ended    Ended    Ended       Ended        Ended
                                          5/31/02  5/31/01  5/31/00   5/31/99 (e)    5/31/98
                                          -------  -------  -------  --------------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $13.06   $12.20   $12.92       $13.07      $12.63
                                          ------   ------   ------       ------      ------
Operations:
  Net investment income ................    1.13     1.06     1.02         1.06        1.03
  Net realized and unrealized gains
    (losses) on investments ............    0.23     0.83    (0.68)       (0.19)       0.41
                                          ------   ------   ------       ------      ------
    Total from operations ..............    1.36     1.89     0.34         0.87        1.44
                                          ------   ------   ------       ------      ------
Distributions to shareholders:
  From net investment income ...........   (1.13)   (1.03)   (1.06)       (1.02)      (1.00)
                                          ------   ------   ------       ------      ------
Net asset value, end of period .........  $13.29   $13.06   $12.20       $12.92      $13.07
                                          ======   ======   ======       ======      ======
Per-share market value, end of
  period ...............................  $13.17   $12.30   $11.00       $11.94      $11.81
                                          ======   ======   ======       ======      ======
SELECTED INFORMATION
Total return, net asset value (a) ......   10.74%   15.97%    2.77%        6.82%      11.74%
Total return, market value (b) .........   16.94%   21.98%    1.09%       10.06%      13.02%
Net assets at end of period
  (in millions) ........................  $  212   $  208   $  195       $  230      $  234
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    2.30%    3.37%    3.62%        2.92%       3.39%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.15%    1.19%    1.21%        1.18%       1.38%
Ratio of net investment income to
  average weekly net assets                 8.55%    8.45%    8.07%        8.06%       7.86%
Portfolio turnover rate (excluding
  short-term securities) ...............      46%      21%      24%          18%         48%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   83   $   70   $   67       $  104      $   76
Per-share amount of borrowings
  outstanding at end of period            $ 5.18   $ 4.37   $ 4.18       $ 5.84      $ 4.23
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $18.47   $17.43   $16.38       $18.76      $17.30
Asset coverage ratio (d) ...............     356%     399%     392%         321%        409%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 RATIO INCLUDES 0.08% OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

        15  2002 Annual Report - American Strategic Income Portfolio II

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC. II                                     May 31, 2002
 .................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (b) (14.9%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (14.9%):
    FIXED RATE (14.9%):
      9.00%, FHLMC, 7/1/30...............................  07/17/00  $ 3,501,520     $  3,597,022     $  3,745,541
      6.00%, FNMA, 10/1/16...............................  04/08/02    2,942,056        2,961,266        2,993,038
      6.50%, FNMA, 6/1/29................................  05/17/99   13,869,617       13,771,464       14,116,635
      7.50%, FNMA, 4/1/30................................  05/09/00    2,986,559        2,882,624        3,126,569
      7.50%, FNMA, 5/1/30................................  05/09/00    3,023,041        2,918,054        3,165,698
      8.00%, FNMA, 5/1/30................................  05/09/00    1,423,011        1,404,450        1,510,170
      8.00%, FNMA, 6/1/30................................  05/09/00    2,824,132        2,787,290        2,997,110
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities .....                              30,322,170       31,654,761
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (17.7%):
  FIXED RATE (17.7%):
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00    6,000,000        6,000,000        6,060,000
      9.25%, Oly Holigan, LP, 1/1/05.....................  05/08/02    6,000,000        6,000,000        6,120,000
      8.31%, RFC 1997-NPC1, 8/27/23......................  03/27/97    4,766,625        4,782,837        4,843,003
      9.25%, Stratus Properties, 7/1/06..................  06/14/01    5,000,000        5,000,000        5,100,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  06/27/01   15,000,000       15,000,000       15,300,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities ........                              36,782,837       37,423,003
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (104.0%):
  COMMERCIAL LOANS (39.7%):
      1336 and 1360 Energy Park Drive, 7.55%, 10/1/08....  09/29/98    2,835,451 (b)    2,835,451        2,962,428
      Bigelow Office Building, 8.88%, 4/1/07.............  03/31/97    1,303,859        1,303,859        1,369,052
      Cottonwood Square, 9.20%, 5/1/04...................  04/16/97    2,393,332 (b)    2,393,332        2,465,132
      Fortune Park V, VI, VII, 7.90%, 1/1/04.............  12/29/98    3,635,093 (b)    3,635,093        3,707,795
      Gardenswartz Plaza, 7.40%, 5/1/07..................  04/02/02    2,600,000        2,600,000        2,730,000
      Hadley Avenue Business Center, 8.38%, 1/1/11.......  12/14/00    2,434,523 (b)    2,434,523        2,556,249
      Harbor Corporate Center, 7.43%, 4/1/05.............  03/07/02    5,400,000        5,400,000        5,616,000
      Hillside Crossing South Shopping Center,
        7.93%, 1/1/05....................................  12/22/97    1,683,646 (b)    1,683,646        1,734,155
      Hillside Office Park, 7.63%, 8/1/08................  07/09/98      943,032          943,032          988,555

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      INA Corporate Land, 7.88%, 11/1/04.................  11/02/01  $ 2,085,000     $  2,085,000     $  2,147,550
      Jamboree Building, 8.93%, 12/1/06..................  11/15/96    1,852,295 (b)    1,833,772        1,944,910
      Katy Plaza I, 7.43%, 1/1/05........................  12/21/01    6,275,000 (b)    6,275,000        6,463,250
      Katy Plaza II, 9.88%, 1/1/05.......................  12/21/01    1,880,000        1,880,000        1,852,517
      La Posada & Casitas, 7.93%, 11/1/04................  11/02/01    5,680,000        5,680,000        5,850,400
      Minikahda Mini Storage V, 8.75%, 9/1/09............  07/02/01    2,261,516        2,261,516        2,374,592
      Minikahda MiniStorage III, 8.62%, 8/1/09...........  09/16/99    4,088,291 (b)    4,088,291        4,292,705
      Oak Knoll Village Shopping Center,
        8.68%, 7/1/05....................................  06/10/98    1,329,676        1,329,676        1,382,863
      PennMont Office Plaza, 6.88%, 5/1/06...............  04/30/01    1,337,604        1,337,604        1,391,108
      Plaza Colonial, 7.88%, 11/1/04.....................  11/02/01    2,310,000        2,310,000        2,379,300
      PMG Center, 8.93%, 9/1/03..........................  08/29/96    2,235,341 (b)    2,235,341        2,280,048
      Pyramid Plaza Office Building, 7.71%, 4/30/07......  03/30/01    4,561,547        4,561,547        4,744,009
      Rapid Park Parking Lot, 8.90%, 9/1/07..............  08/07/97    3,518,278 (b)    3,518,278        3,694,192
      Ridgehill Professional Building, 7.38%, 1/1/09.....  12/07/98    2,560,626 (b)    2,560,626        2,653,341
      Rimrock Plaza, 7.65%, 12/1/08......................  12/02/98    3,093,055 (b)    3,093,055        3,194,476
      Rubin Center, 8.78%, 7/1/12........................  06/13/97    3,084,081 (b)    3,084,081        3,238,285
      Stevenson Office Building, Port Orchard Cinema, and
        Jensen Industrial Building, 7.88%, 2/1/09........  01/21/99    3,159,024 (b)    3,159,024        3,312,966
      Sundance Plaza, 7.13%, 11/1/08.....................  10/29/98      874,186          874,186          906,137
      Westwood Business Park, 8.43%, 5/1/04..............  04/20/01    5,763,367 (b)    5,763,367        5,878,635
                                                                                     ------------     ------------
                                                                                       81,159,300       84,110,650
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (63.0%):
      Autumnwood, Southern Woods, Hinton Hollow,
        7.68%, 6/1/09....................................  05/24/02    7,250,000 (b)    7,250,000        7,612,500
      Beverly Palms Apartments, 7.68%, 4/1/04............  03/25/99   11,967,195 (b)   11,967,195       12,086,867
      Cameron Lakes Apartments I, 6.93%, 1/1/05..........  12/18/01   10,125,000       10,125,000       10,395,558

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        16  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC. II
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Cameron Lakes Apartments II, 14.88%, 1/1/05........  12/18/01  $ 1,260,000     $  1,260,000     $  1,297,800
      Chardonnay Apartments, 8.60%, 1/1/07...............  12/18/96    4,144,993 (b)    4,124,268        4,352,243
      Crown Cove Senior Care Community,
        7.93%, 11/1/04...................................  11/01/01   13,000,000       13,000,000       13,390,000
      Dakotah Hills Condominiums, 8.90%, 4/1/05..........  04/01/02    5,000,000        5,000,000        5,038,280
      Deering Manor, 7.98%, 12/8/22......................  12/08/92    1,138,235        1,126,853        1,149,618
      Eagles Landing Apartments, 9.01%, 2/1/06...........  12/11/01    1,100,000        1,100,000        1,083,587
      Fairmount Apartments II, 12.93%, 9/1/02............  09/27/01    5,500,000        5,500,000        5,062,548
      Fairways I and II, 8.65%, 2/1/03...................  01/31/01    4,100,000 (b)    4,100,000        4,141,000
      Forestree Apartments, 7.83%, 6/1/04................  06/01/01    7,725,000 (b)    7,725,000        7,956,750
      Fremont Plaza Apartments, 7.40%, 7/1/08............  07/01/98    2,513,073        2,513,073        2,637,892
      Harbor View Apartments, 7.98%, 1/25/18.............  01/22/93      687,503          680,628          694,378
      Ironwood Apartments I, 9.38%, 2/1/04...............  01/12/01    1,772,000        1,772,000        1,807,440
      Ironwood Apartments II, 14.88%, 2/1/04.............  01/12/01      208,312          208,312          212,478
      Jaccard Apartments, 8.73%, 12/1/03.................  11/01/96    2,668,544 (b)    2,668,544        2,748,600
      Kona Kai Apartments, 8.33%, 11/1/05................  10/24/95    1,066,112        1,060,300        1,108,756
      Park Place of Venice Apartments, 10.63%, 7/1/02....  03/02/95    2,473,508        2,460,381        2,473,508
      Park Terrace Apartments, 8.33%, 11/1/05............  10/24/95    2,394,705        2,388,718        2,490,493
      Primrose Apartments, 8.50%, 11/1/07................  10/19/95    1,046,468        1,042,010        1,098,791
      Scottsdale Courtyards, 7.93%, 3/1/05...............  02/21/02   21,000,000       21,000,000       21,210,000
      Southridge Apartments, 8.43%, 4/1/09...............  03/22/02    7,792,442        7,792,442        8,182,064
      The Firs Retirement Apartments, 9.13%, 12/1/04.....  12/14/01    1,995,804        1,995,804        1,957,271
      The Gables at Westlake Apartments,
        7.33%, 2/1/08....................................  01/16/98    6,206,113 (b)    6,206,113        6,493,456

                                                             Date      Shares/
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      The Meadows, Fairfield Manor, and Auburn
        Apartments, 8.50%, 11/1/07.......................  10/19/95  $ 1,505,796     $  1,504,332     $  1,581,086
      The Willows Retirement Apartments,
        9.13%, 12/1/04...................................  12/14/01    1,696,433        1,696,433        1,663,681
      Timber Ridge Apartments, 9.88%, 5/1/05.............  04/23/02    2,100,000        2,100,000        1,935,197
      Winterland Apartments I, 9.23%, 7/1/12.............  06/06/97      577,774          577,773          606,662
      Winterland Apartments II, 9.23%, 7/1/12............  06/06/97    1,107,399        1,107,399        1,162,769
                                                                                     ------------     ------------
                                                                                      131,052,578      133,631,273
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (1.3%):
      Merchants Bank, 10.48%, 12/1/20....................  12/18/92      441,357          444,986          454,569
      Neslund Properties, 9.88%, 2/1/23..................  01/27/93    1,141,638        1,135,968        1,175,887
      Nomura II, 8.25%, 8/01/16..........................  08/22/94       78,807           75,005           54,444
      PHH U.S. Mortgage, 8.65%, 1/1/12...................  12/30/92    1,024,151          996,614        1,009,931
                                                                                     ------------     ------------
                                                                                        2,652,573        2,694,831
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             214,864,451     220,,436,754
                                                                                     ------------     ------------

PREFERRED STOCKS (0.5%):
  REAL ESTATE INVESTMENT TRUSTS (0.5%):
      AMB Property.......................................  03/26/01        5,000          125,399          126,450
      Archstone Community Trust, Series C................  04/23/01        5,000          126,550          129,500
      Archstone Community Trust, Series D................  04/23/01        3,525           91,861           91,368
      CarrAmerica Realty Trust, Series B.................  04/23/01        5,000          118,849          124,800
      CarrAmerica Realty Trust, Series C.................  04/23/01        5,000          117,737          124,800
      CarrAmerica Realty Trust, Series D.................  04/23/01        5,000          118,823          124,750
      Centerpoint Properties, Series A...................  03/26/01        5,000          123,045          125,050
      Duke Realty Investments, Series E..................  04/23/01          625           15,506           16,062
      New Plan Excel Realty Trust, Series B..............  03/26/01        5,000          118,868          126,050
                                                                                     ------------     ------------

        Total Preferred Stocks                                                            956,638          988,830
                                                                                     ------------     ------------
RELATED PARTY MONEY MARKET FUND (1.2%):
      First American Prime Obligations Fund..............  05/31/02    2,453,198(f)     2,453,198        2,453,198
                                                                                     ------------     ------------

        Total Investments in Securities (g) .............                            $285,379,294     $292,956,546
                                                                                     ============     ============

--------------------------------------------------------------------------------

        17  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS
(b) ON MAY 31, 2002, SECURITIES VALUED AT $127,424,744 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
                    ACQUISITION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------   -----   --------   --------   ---------------
      $30,000,050     4/12/01     4.65%    4/17/03   $ 77,500          (1)
       51,700,000      5/1/02     2.72%     6/3/03    120,870          (2)
        1,000,000     5/23/02     2.72%     6/3/03        679          (2)
      -----------                                    --------
      $82,700,050                                    $199,049
      ===========                                    ========

    *    INTEREST RATE AS OF MAY 31, 2002. RATES ARE BASED ON THE LONDON INTERBANK
         OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY;
                FHLMC, 9.00%, 7/1/30, $3,501,520 PAR
                FNMA, 6.00%, 10/1/16, $2,942,056 PAR
                FNMA, 6.50%, 6/1/29, $13,869,617 PAR
                FNMA, 7.50%, 4/1/30, $2,756,600 PAR
                FNMA, 7.50%, 5/1/30, $3,023,041 PAR
                FNMA, 8.00%, 5/1/30, $1,423,011 PAR
                FNMA, 8.00%, 6/1/30, $2,824,132 PAR

         (2) MORGAN STANLEY;
            AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW, 7.68%, 6/1/09, $7,250,000 PAR
            BEVERLY PALMS APARTMENTS, 7.68%, 4/1/04, $11,967,195 PAR
            CHARDONNAY APARTMENTS, 8.60%, 1/1/07, $1,260,000 PAR
            COTTONWOOD SQUARE, 9.20%, 5/1/04, $2,393,332 PAR
            1336 AND 1360 ENERGY PARK DRIVE, 7.55%, 10/1/08, $2,835,451 PAR
            FAIRWAYS I AND II, 8.65%, 2/1/03, $4,100,000 PAR
            FORESTREE APARTMENTS, 7.83%, 6/1/04, $7,725,000 PAR
            FORTUNE PARK V, VI, VII, 7.90%, 1/1/04, $3,635,093 PAR
            HADLEY AVENUE BUSINESS CENTER, 8.38%, 1/1/11, $2,434,523 PAR
            HILLSIDE CROSSING S. SHOPPING CENTER, 7.93%, 1/1/05, $1,683,646 PAR
            JACCARD APARTMENTS, 8.73%, 12/1/03, $2,668,544 PAR
            JAMBOREE BUILDING, 8.93%, 12/1/06, $1,852,295 PAR
            KATY PLAZA I, 7.43%, 1/1/05, $6,275,000 PAR
            MINIKAHDA MINISTORAGE III, 8.62%, 8/1/09, $4,088,291 PAR
            PMG CENTER, 8.93%, 9/1/03, $2,235,341 PAR
            RAPID PARK PARKING LOT, 8.90%, 9/1/07, $3,518,278 PAR
            RIDGEHILL PROFESSIONAL BUILDING, 7.38%, 1/1/09, $2,560,626 PAR
            RIMROCK PLAZA, 7.65%, 12/1/08, $3,093,055 PAR
            RUBIN CENTER, 8.78%, 7/1/12, $3,084,081 PAR
            STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA, AND JENSEN INDUSTRIAL
              BUILDING, 7.88%, 2/1/09, $3,159,024 PAR
            THE GABLES AT WESTLAKE APARTMENTS, 7.33%, 2/1/08, $6,206,113 PAR
            WESTWOOD BUSINESS PARK, 8.43%, 5/1/04, $5,763,367 PAR

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2002.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

     COMMERCIAL LOANS:
         1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
         GARDENSWARTZ PLAZA - SANTA FE, NM
         HADLEY AVENUE BUSINESS CENTER - OAKDALE, MN
         HARBOR CORPORATE CENTER - LOS ANGELES, CA
         HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
         HILLSIDE OFFICE PARK - ELK RIVER, MN
         INA CORPORATE LAND - TUSCON, AZ
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         KATY PLAZA I - HOUSTON, TX
         KATY PLAZA II - HOUSTON, TX
         LA POSADA & CASITAS - TUSCON, AZ
         MINIKAHDA MINISTORAGE III - ST. PAUL, MN
         MINIKAHDA MINISTORAGE V - ST. PAUL, MN
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         PENNMONT OFFICE PLAZA - ALBUQUERQUE, NM
         PLAZA COLONIAL - TUSCON, AZ
         PMG CENTER - FORT LAUDERDALE, FL
         PYRAMID PLAZA OFFICE BUILDING - LUBBOCK, TX
         RAPID PARK PARKING LOT - MINNEAPOLIS, MN
         RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
         RIMROCK PLAZA - BILLINGS, MT
         RUBIN CENTER - CLEARWATER, FL
         STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA AND JENSEN INDUSTRIAL
           BUILDING - STEVENSON, PORT ORCHARD AND ARLINGTON, WA
         SUNDANCE PLAZA - COLORADO SPRINGS, CO
         WESTWOOD BUSINESS PARK - FARMERS BRANCH, TX

     MULTIFAMILY LOANS:
         AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN BEVERLY PALMS APARTMENTS - HOUSTON, TX
         CAMERON LAKES APARTMENTS I - CLEARWATER, FL
         CAMERON LAKES APARTMENTS II - CLEARWATER, FL
         CHARDONNAY APARTMENTS - TULSA, OK
         CROWN COVE SENIOR CARE COMMUNITY - CORONA DEL MAR, CA
         DAKOTAH HILLS CONDOMINIUMS - TUCSON, AZ
         DEERING MANOR - NASHWAUK, MN
         EAGLES LANDING APARTMENTS - WESTMINISTER, CO
         FAIRMONT APARTMENTS - DALLAS, TX
         FAIRWAYS I & II - LONGVIEW, WA
         FORESTREE APARTMENTS - HOUSTON, TX
         FREMONT PLAZA APARTMENTS - PHOENIX, AZ
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         IRONWOOD APARTMENTS I - TUSCON, AZ
         IRONWOOD APARTMENTS II - TUSCON, AZ
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KONA KAI APARTMENTS - PUEBLO, CO
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         SCOTTSDALE COURTYARDS - SCOTTSDALE, AZ
         SOUTHRIDGE APARTMENTS - AUSTIN, TX
         THE FIRS RETIREMENT APARTMENTS - OLYMPIA, WA
         THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
         THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND THE WILLOWS RETIREMENT APARTMENTS - BREMERTON, WA
         TIMBER RIDGE APARTMENTS - HOUSTON, TX
         WINTERLAND APARTMENTS I - GRAND FORKS, ND
         WINTERLAND APARTMENTS II - GRAND FORKS, ND

--------------------------------------------------------------------------------

        18  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
     SINGLE FAMILY LOANS:
         MERCHANTS BANK - 17 LOANS, VERMONT
         NESLUND PROPERTIES - 61 LOANS, MINNESOTA
         NOMURA II - 1 LOAN, UNITED STATES
         PHH U.S. MORTGAGE - 12 LOANS, UNITED STATES

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2002, THE TOTAL VALUE OF THESE INVESTMENTS WAS $257,859,757 OR 121.6% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2002, THE COST OF INVESTMENTS, FOR FEDERAL INCOME TAX PURPOSES WAS $288,841,113. COST BASIS FOR FEDERAL INCOME TAX PURPOSES WAS $3,461,819 GREATER THAN THE COST FOR BOOK PURPOSES DUE TO A ONE TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAXPAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,853,924
      GROSS UNREALIZED DEPRECIATION.......     (738,491)
                                            -----------
        NET UNREALIZED APPRECIATION         $ 4,115,433
                                            ===========

--------------------------------------------------------------------------------

        19  2002 Annual Report - American Strategic Income Portfolio II

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. II, including the schedule of investments in securities, as of May 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 1998, were audited by other auditors whose report dated
                      July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2002, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II at May 31, 2002, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      July 2, 2002

--------------------------------------------------------------------------------

        20  2002 Annual Report - American Strategic Income Portfolio II

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
June 27, 2001 ..........................  $0.0875
July 25, 2001 ..........................   0.0950
August 22, 2001 ........................   0.0950
September 26, 2001 .....................   0.0950
October 24, 2001 .......................   0.0950
November 20, 2001 ......................   0.0950
December 18, 2001 ......................   0.0950
January 10, 2002 .......................   0.0950
February 20, 2002 ......................   0.0950
March 27, 2002 .........................   0.0950
April 24, 2002 .........................   0.0950
May 22, 2002 ...........................   0.0950
                                          -------
  Total ................................  $1.1325
                                          =======

--------------------------------------------------------------------------------

        21  2002 Annual Report - American Strategic Income Portfolio II

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the Fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The Fund's shareholders elected the following ten
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton* ......................    13,120,831          2,285,474
Andrew S. Duff* ........................    15,271,300            135,005
Roger A. Gibson ........................    15,270,561            135,744
Andrew M. Hunter III ...................    15,265,239            141,066
Leonard W. Kedrowski ...................    15,269,159            137,146
John M. Murphy, Jr. ....................    15,276,640            129,665
Richard K. Riederer ....................    15,289,724            136,581
Joseph D. Strauss ......................    15,264,876            141,429
Virginia L. Stringer ...................    15,264,021            142,284
James M. Wade ..........................    15,270,427            135,878

     *ANDREW S. DUFF RESIGNED FROM THE BOARD OF DIRECTORS IN DECEMBER 2001. ROBERT J. DAYTON TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS,
      EFFECTIVE SEPTEMBER 2002.

                      (2) The Fund's shareholders ratified the selection by the
                          Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending May 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
   14,983,976          338,018         84,311          --

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

        22  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the Fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the Fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains since EquiServe fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

--------------------------------------------------------------------------------

        23  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 800-543-1627.

--------------------------------------------------------------------------------

        24  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

              DIRECTORS AND OFFICERS OF THE FUND

                                 POSITION(S)       TERM OF OFFICE
                                     HELD           AND LENGTH OF            PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE        WITH FUND          TIME SERVED               DURING PAST 5 YEARS
------------------------------  --------------  ---------------------  -----------------------------------
INDEPENDENT DIRECTORS

Robert J. Dayton, 5140 Norwest  Director        Term expiring earlier  Retired Chief Executive Officer,
Center, Minneapolis, Minnesota                  of death,              Okabena Company, a private family
55402 (60)***                                   resignation, removal,  financial services office;
                                                disqualification, or   Chairman, Okabena Company Board
                                                successor duly         (1989- present); Chief Executive
                                                elected and            Officer, Okabena Company (1993-June
                                                qualified. Director    2001)
                                                of BSP since August
                                                1998

Roger A. Gibson, 1020 15th      Director        Term expiring earlier  Vice President, Cargo--United
Street, Suite 41A, Denver,                      of death,              Airlines, since July 2001; Vice
Colorado 80202 (55)                             resignation, removal,  President, North America-Mountain
                                                disqualification, or   Region for United Airlines (1995-
                                                successor duly         2001)
                                                elected and
                                                qualified. Director
                                                of BSP since August
                                                1998

Andrew M. Hunter III, 537       Director        Term expiring earlier  Chairman, Hunter, Keith Industries,
Harrington Road, Wayzata,                       of death,              a diversified manufacturing and
Minnesota 55391 (55)                            resignation, removal,  services management company, since
                                                disqualification, or   1975
                                                successor duly
                                                elected and
                                                qualified. Director
                                                of BSP since August
                                                1998

Leonard W. Kedrowski, 16        Director        Term expiring earlier  Owner, Executive and Management
Dellwood Avenue, Dellwood,                      of death,              Consulting, Inc., a management
Minnesota 55110 (60)                            resignation, removal,  consulting firm, since 1992; Chief
                                                disqualification, or   Executive Officer, Creative
                                                successor duly         Promotions International, LLC, a
                                                elected and            promotional award programs and
                                                qualified. Director    products company, since 1999; Board
                                                of BSP since August    member, GC McGuiggan Corporation
                                                1998                   (dba Smyth Companies), manufacturer
                                                                       of designer doors; acted as CEO of
                                                                       Graphics Unlimited from 1996-1998

Richard K. Riederer, 741        Director        Term expiring earlier  Retired; President and Chief
Chestnut Road, Sewickley,                       of death,              Executive Officer, Weirton Steel
Pennsylvania 15143 (58)                         resignation, removal,  (1995-2001); Director, Weirton
                                                disqualification, or   Steel (1993-2001)
                                                successor duly
                                                elected and
                                                qualified. Director
                                                of BSP since August
                                                2001

Joseph D. Strauss, 8525         Director        Term expiring earlier  Chairman of FAF's and FAIF's Boards
Edinbrook Crossing, Suite 5,                    of death,              from 1993 to September 1997 and of
Brooklyn Park, Minnesota                        resignation, removal,  FASF's Board from June 1996 to
55443 (62)                                      disqualification, or   September 1997; President of FAF
                                                successor duly         and FAIF from June 1989 to November
                                                elected and            1989; Owner and Executive Officer,
                                                qualified. Director    ExcensusTM LLC, a consulting firm,
                                                of BSP since August    since 2001; Owner and President,
                                                1998                   Strauss Management Company, a
                                                                       Minnesota holding company for
                                                                       various organizational management
                                                                       business ventures, since 1993;
                                                                       Owner, Chairman, and Chief
                                                                       Executive Officer, Community
                                                                       Resource Partnerships, Inc., a
                                                                       strategic planning, operations
                                                                       management, government relations,
                                                                       transportation planning, and public
                                                                       relations organization, since 1993;
                                                                       attorney at law

                                       NUMBER OF              OTHER
                                   PORTFOLIOS IN FUND     DIRECTORSHIPS
                                    COMPLEX OVERSEEN         HELD BY
    NAME, ADDRESS, AND AGE            BY DIRECTOR          DIRECTOR +
------------------------------  ------------------------  -------------
INDEPENDENT DIRECTORS
Robert J. Dayton, 5140 Norwest  First American Funds          None
Center, Minneapolis, Minnesota  Complex: thirteen
55402 (60)***                   registered investment
                                companies, including
                                sixty seven portfolios
Roger A. Gibson, 1020 15th      First American Funds          None
Street, Suite 41A, Denver,      Complex: thirteen
Colorado 80202 (55)             registered investment
                                companies, including
                                sixty seven portfolios
Andrew M. Hunter III, 537       First American Funds          None
Harrington Road, Wayzata,       Complex: thirteen
Minnesota 55391 (55)            registered investment
                                companies, including
                                sixty seven portfolios
Leonard W. Kedrowski, 16        First American Funds          None
Dellwood Avenue, Dellwood,      Complex: thirteen
Minnesota 55110 (60)            registered investment
                                companies, including
                                sixty seven portfolios
Richard K. Riederer, 741        First American Funds          None
Chestnut Road, Sewickley,       Complex: thirteen
Pennsylvania 15143 (58)         registered investment
                                companies, including
                                sixty seven portfolios
Joseph D. Strauss, 8525         First American Funds          None
Edinbrook Crossing, Suite 5,    Complex: thirteen
Brooklyn Park, Minnesota        registered investment
55443 (62)                      companies, including
                                sixty seven portfolios

--------------------------------------------------------------------------------

        25  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                                 POSITION(S)       TERM OF OFFICE
                                     HELD           AND LENGTH OF            PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE        WITH FUND          TIME SERVED               DURING PAST 5 YEARS
------------------------------  --------------  ---------------------  -----------------------------------
Virginia L. Stringer, 712       Chair;          Chair term three       Owner and President, Strategic
Linwood Avenue, St. Paul,       Director        years. Director term   Management Resources, Inc., a
Minnesota 55105 (57)                            expiring earlier of    management consulting firm, since
                                                death, resignation,    1993; Executive Consultant for
                                                removal,               State Farm Insurance Company since
                                                disqualification, or   1997; formerly President and
                                                successor duly         Director, The Inventure Group, a
                                                elected and            management consulting and training
                                                qualified. Chair of    company; President, Scott's, Inc.,
                                                BSP's Board since      a transportation company; Vice
                                                1999; Director of BSP  President of Human Resources, The
                                                since August 1998      Pillsbury Company

James M. Wade, 2802 Wind Bluff  Director        Term expiring earlier  Owner and President, Jim Wade
Circle, Wilmington, North                       of death,              Homes, a homebuilding company,
Carolina 28409 (58)                             resignation, removal,  since 1999
                                                disqualification, or
                                                successor duly
                                                elected and
                                                qualified. Director
                                                of BSP since August
                                                2001
INTERESTED DIRECTOR(S)

John M. Murphy, Jr., 800        Director        Term expiring earlier  Executive Vice President, U.S.
Nicollet Mall, Minneapolis,                     of death,              Bancorp since January 1999;
Minnesota 55402 (60) *                          resignation, removal,  Minnesota State Chairman--U.S.
                                                disqualification, or   Bancorp since 2000. Chairman and
                                                successor duly         Chief Investment Officer, First
                                                elected and            American Asset Management and U.S.
                                                qualified. Director    Bank Trust, N.A., and Executive
                                                of BSP since August    Vice President, U.S. Bancorp (1991-
                                                1999                   1999);

OFFICERS

Thomas S. Schreier, Jr., U.S.   President       Re-elected by the      Chief Executive Officer of U.S.
Bancorp Asset Management,                       Board annually;        Bancorp Asset Management, Inc.
Inc., 800 Nicollet Mall,                        President of BSP       since May 2001; Chief Executive
Minneapolis, Minnesota                          since February 2001    Officer of First American Asset
55402 (39)**                                                           Management from December 2000
                                                                       through May 2001 and of Firstar
                                                                       Investment & Research Management
                                                                       Company from February 2001 through
                                                                       May 2001; Senior Managing Director
                                                                       and Head of Equity Research of U.S.
                                                                       Bancorp Piper Jaffray from October
                                                                       1998 through December 2000; Senior
                                                                       Airline Analyst and Director of
                                                                       Equity Research of Credit Suisse
                                                                       First Boston through 1998

Mark S. Jordahl, U.S. Bancorp   Vice President  Re-elected by the      Chief Investment Officer of U.S.
Asset Management, Inc., 800     -- Investments  Board annually; Vice   Bancorp Asset Management, Inc.
Nicollet Mall, Minneapolis,                     President --           since September 2001; President and
Minnesota 55402 (42)**                          Investments of BSP     Chief Investment Officer, ING
                                                since September 2001   Investment Management--Americas
                                                                       (September 2000 to June 2001);
                                                                       Senior Vice President and Chief
                                                                       Investment Officer, ReliaStar
                                                                       Financial Corp. (January 1998 to
                                                                       September 2000); Executive Vice
                                                                       President and Managing Director,
                                                                       Washington Square Advisers (January
                                                                       1996 to December 1997)

Peter O. Torvik, U.S. Bancorp   Vice President  Re-elected by the      Executive Vice President of U.S.
Asset Management, Inc., 800     -- Marketing    Board annually; Vice   Bancorp Asset Management since May
Nicollet Mall, Minneapolis,                     President --           2001; Executive Vice President of
Minnesota 55402 (47)**                          Marketing of BSP       First American Asset Management
                                                since September 2000   from February 2001 through May
                                                                       2001; President and partner of DPG
                                                                       Group, a Florida-based partnership
                                                                       engaged in affinity marketing
                                                                       through 2000

                                       NUMBER OF              OTHER
                                   PORTFOLIOS IN FUND     DIRECTORSHIPS
                                    COMPLEX OVERSEEN         HELD BY
    NAME, ADDRESS, AND AGE            BY DIRECTOR          DIRECTOR +
------------------------------  ------------------------  -------------
Virginia L. Stringer, 712       First American Funds          None
Linwood Avenue, St. Paul,       Complex: thirteen
Minnesota 55105 (57)            registered investment
                                companies, including
                                sixty seven portfolios
James M. Wade, 2802 Wind Bluff  First American Funds          None
Circle, Wilmington, North       Complex: thirteen
Carolina 28409 (58)             registered investment
                                companies, including
                                sixty seven portfolios
INTERESTED DIRECTOR(S)
John M. Murphy, Jr., 800        First American Funds          None
Nicollet Mall, Minneapolis,     Complex: thirteen
Minnesota 55402 (60) *          registered investment
                                companies, including
                                sixty seven portfolios
OFFICERS
Thomas S. Schreier, Jr., U.S.   First American Funds       Director of
Bancorp Asset Management,       Complex: thirteen           Pinnacle
Inc., 800 Nicollet Mall,        registered investment       Airlines
Minneapolis, Minnesota          companies, including          Corp.
55402 (39)**                    sixty seven portfolios
Mark S. Jordahl, U.S. Bancorp   First American Funds          None
Asset Management, Inc., 800     Complex: thirteen
Nicollet Mall, Minneapolis,     registered investment
Minnesota 55402 (42)**          companies, including
                                sixty seven portfolios
Peter O. Torvik, U.S. Bancorp   First American Funds          None
Asset Management, Inc., 800     Complex: thirteen
Nicollet Mall, Minneapolis,     registered investment
Minnesota 55402 (47)**          companies, including
                                sixty seven portfolios

--------------------------------------------------------------------------------

        26  2002 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                                 POSITION(S)       TERM OF OFFICE
                                     HELD           AND LENGTH OF            PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND AGE        WITH FUND          TIME SERVED               DURING PAST 5 YEARS
------------------------------  --------------  ---------------------  -----------------------------------
Jeffery M. Wilson, U.S.         Vice President  Re-elected by the      Senior Vice President of U.S.
Bancorp Asset Management,       --              Board annually; Vice   Bancorp Asset Management since May
Inc., 800 Nicollet Mall,        Administration  President --           2001; Senior Vice President of
Minneapolis, Minnesota                          Administration of BSP  First American Asset Management
55402 (46)**                                    since March 2000       through May 2001

Robert H. Nelson, U.S. Bancorp  Treasurer       Re-elected by the      Senior Vice President of U.S.
Asset Management, Inc., 800                     Board annually;        Bancorp Asset Management since May
Nicollet Mall, Minneapolis,                     Treasurer of BSP       2001; Senior Vice President of
Minnesota 55402 (38)**                          since March 2000       First American Asset Management
                                                                       from 1998 through May 2001 and of
                                                                       Firstar Investment & Research
                                                                       Management Company from February
                                                                       2001 through May 2001; Senior Vice
                                                                       President of Piper Capital
                                                                       Management Inc. through 1998

Michael J. Radmer, 50 South     Assistant       Re-elected by the      Partner, Dorsey & Whitney LLP, a
Sixth Street, Suite 1500,       Secretary       Board annually;        Minneapolis-based law firm
Minneapolis, Minnesota                          Assistant Secretary
55402 (57)                                      of BSP since March
                                                2000; Secretary of
                                                BSP from September
                                                1999 through March
                                                2000

James D. Alt, 50 South Sixth    Secretary       Re-elected by the      Partner, Dorsey & Whitney LLP, a
Street, Suite 1500,                             Board annually;        Minneapolis-based law firm
Minneapolis, Minnesota                          Assistant Secretary
55402 (50)                                      of BSP since
                                                September 1999

Kathleen L. Prudhomme, 50       Assistant       Re-elected by the      Partner, Dorsey & Whitney LLP, a
South Sixth Street, Suite       Secretary       Board annually;        Minneapolis-based law firm
1500, Minneapolis, Minnesota                    Assistant Secretary
55402 (49)                                      of BSP since
                                                September 1999

Douglas G. Hess, 612 E.         Assistant       Re-elected by the      Assistant Vice President, Fund
Michigan Street, Milwaukee, WI  Secretary       Board annually;        Compliance Administrator, U.S.
53202 (34)**                                    Assistant Secretary    Bancorp Fund Services, LLC (fka
                                                of BSP since           Firstar Mutual Fund Services, LLC)
                                                September 2001         since March 1997

                                       NUMBER OF              OTHER
                                   PORTFOLIOS IN FUND     DIRECTORSHIPS
                                    COMPLEX OVERSEEN         HELD BY
    NAME, ADDRESS, AND AGE            BY DIRECTOR          DIRECTOR +
------------------------------  ------------------------  -------------
Jeffery M. Wilson, U.S.         First American Funds          None
Bancorp Asset Management,       Complex: thirteen
Inc., 800 Nicollet Mall,        registered investment
Minneapolis, Minnesota          companies, including
55402 (46)**                    sixty seven portfolios
Robert H. Nelson, U.S. Bancorp  First American Funds          None
Asset Management, Inc., 800     Complex: thirteen
Nicollet Mall, Minneapolis,     registered investment
Minnesota 55402 (38)**          companies, including
                                sixty seven portfolios

Michael J. Radmer, 50 South     First American Funds          None
Sixth Street, Suite 1500,       Complex: thirteen
Minneapolis, Minnesota          registered investment
55402 (57)                      companies, including
                                sixty seven portfolios

James D. Alt, 50 South Sixth    First American Funds          None
Street, Suite 1500,             Complex: thirteen
Minneapolis, Minnesota          registered investment
55402 (50)                      companies, including
                                sixty seven portfolios
Kathleen L. Prudhomme, 50       First American Funds          None
South Sixth Street, Suite       Complex: thirteen
1500, Minneapolis, Minnesota    registered investment
55402 (49)                      companies, including
                                sixty seven portfolios
Douglas G. Hess, 612 E.         First American Funds          None
Michigan Street, Milwaukee, WI  Complex: thirteen
53202 (34)**                    registered investment
                                companies, including
                                sixty seven portfolios

 * MR. MURPHY IS CONSIDERED AN "INTERESTED" DIRECTOR BECAUSE OF HIS EMPLOYMENT WITH U.S. BANCORP, U.S. BANCORP ASSET MANAGEMENT (AND ITS PREDECESSOR, FIRST AMERICAN ASSET MANAGEMENT) AND U.S. BANK TRUST NATIONAL ASSOCIATION., AND HIS OWNERSHIP OF SECURITIES ISSUED BY U.S. BANCORP.
 ** MESSRS. SCHREIER, JORDAHL, TORVIK, WILSON, AND NELSON ARE EACH OFFICERS OF U.S. BANCORP ASSET MANAGEMENT, INC., WHICH SERVES AS INVESTMENT ADVISOR FOR BSP. MR. HESS IS AN OFFICER OF U.S. BANCORP FUND SERVICES, LLC, WHICH IS A SUBSIDIARY OF U.S. BANCORP.
 *** ROBERT J. DAYTON TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE SEPTEMBER 2002.
 + INCLUDES ONLY DIRECTORSHIPS IN A COMPANY WITH A CLASS OF SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OR SUBJECT TO THE REQUIREMENTS OF SECTION 15(D) OF THE SECURITIES EXCHANGE ACT, OR ANY COMPANY REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT.
 FAF   FIRST AMERICAN FUNDS, INC.
 FAIF  FIRST AMERICAN INVESTMENT FUNDS, INC.
 FASF  FIRST AMERICAN STRATEGY FUNDS, INC.

--------------------------------------------------------------------------------

        27  2002 Annual Report - American Strategic Income Portfolio II

BOARD OF DIRECTORS


ROGER GIBSON
Director of American Strategic Income Portfolio Inc. II
Vice President of North America-Mountain Region for United Airlines


ANDREW HUNTER III
Director of American Strategic Income Portfolio Inc. II
Chairman of Hunter, Keith Industries, Inc.


LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. II
Owner and President of Executive Management Consulting, Inc.


JOHN MURPHY JR.
Director of American Strategic Income Portfolio Inc. II
Executive Vice President of U.S. Bancorp


RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. II
Retired; former President and Chief Executive Officer of Weirton Steel


JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. II
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. II
Owner and President of Strategic Management Resources, Inc.


JAMES WADE
Director of American Strategic Income Portfolio Inc. II
Owner and President of Jim Wade Homes

[LOGO]US BANCORP
      Asset Management


      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II

      2002 ANNUAL REPORT



      U.S. Bancorp Asset Management, Inc., is a subsidiary of
      U.S. Bank National Association. U.S. Bank
      National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.






[RECYCLE LOGO] This document is printed on paper
                  containing 10% postconsumer waste.

                  7/2002  2189-02  BSP-AR